TENTH SUPPLEMENTAL INDENTURE (this “Tenth Supplemental Indenture”), dated as of December 21, 2007, is entered into by and among Navios Maritime Holdings Inc. (or its permitted successor), a Marshall Islands corporation (the “Company”), Shikhar Ventures S.A., a Liberian corporation (the “Guaranteeing Subsidiary”) and an indirect subsidiary of the Company, the other Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, N.A. (or its permitted successor) as trustee under the Indenture referred to below (the “Trustee”).

WITNESSETH

WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an indenture (as amended and supplemented, the “Indenture”), dated as of December 18, 2006 providing for the issuance of 9½% Senior Notes due 2014 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company’s obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Tenth Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Notation of Guarantee and in the Indenture, including, but not limited, to Article Ten thereof.

4. NEW YORK LAW TO GOVERN. THIS TENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5. COUNTERPARTS. The parties may sign any number of copies of this Tenth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Tenth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

SHIKHAR VENTURES INC.
By:	/s/ Vasiliki Papaefthymiou
Name: Villy Papaefthymiou
Title: Director and Authorized Officer

NAVIOS MARITIME HOLDINGS INC.
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Executive Vice President, Legal

TAHARQA SPRIRIT CORP., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Villy Papaefthymiou
Title: Director and Authorized Officer

RHEIA ASSOCIATES CO., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Villy Papaefthymiou
Title: Director and Authorized Officer

RUMER HOLDING INC., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Villy Papaefthymiou
Title: Director and Authorized Officer

CHILALI CORP., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Secretary / Director

NOSTOS SHIPMANAGEMENT CORP., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Secretary / Director

WHITE NARCISSUS MARINE S.A., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Vice President

KLEIMAR N.V., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

NAV HOLDINGS LIMITED, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

NAVIOS CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

ANEMOS MARITIME HOLDINGS INC., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

PORTOSA MARINE CORP, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Secretary / Director

NAVIOS SHIPMANAGEMENT INC., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

AEGEAN SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

LIBRA SHIPPING ENTERPRISES CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

ALEGRIA SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

FELICITY SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

GEMINI SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

ARC SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

GALAXY SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

MAGELLAN SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

IONIAN SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

APOLLON SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

HERAKLES SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

ACHILLES SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

KYPROS SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

HIOS SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

MERIDIAN SHIPPING ENTERPRISES INC., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

MERCATOR SHIPPING CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

HORIZON SHIPPING ENTERPRISES CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

HYPERION ENTERPRISES INC., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

STAR MARITIME ENTERPRISES CORPORATION, as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

NAVIMAX CORPORATION, as a Guarantor
By:	/s/ Shunji Sasada
Name: Shunji Sasada
Title: President

NAVIOS HANDYBULK INC., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

NAVIOS INTERNATIONAL INC., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

HESTIA SHIPPING LTD., as a Guarantor
By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Authorized Officer

WELLS FARGO BANK, N.A., as Trustee
By:	/s/ Jayne Sillman
Authorized Signatory